READING INTERNATIONAL

San Diego Investment Conference

November 12, 2011

Safe Harbor Statement

Our comments today may contain forward-looking statements and management may make additional forward-looking statements in response to your questions. Such written and oral disclosures are made pursuant to the Safe Harbor provision of the Private Securities Litigation Reform Act of 1995.

Although we believe our expectations expressed in such forward looking statements are reasonable, we cannot assure you that they will be realized. Investors are cautioned that such forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from the anticipated results, and therefore we refer you to a more detailed discussion of the risks and uncertainties in the Company's filings with the Securities & Exchange Commission.

Financial Reconciliations

Use of EBITDA;

We use EBITDA in our evaluation of our performance since we believe that EBITDA provides a useful measure of financial performance and value. We believe this principally for the following reasons:

We believe that EBITDA is an industry comparative measure of financial performance. It is, in our experience, a measure commonly used by analysts and financial commentators who report on the cinema exhibition and real estate industries and a measure used by financial institutions in underwriting the creditworthiness of companies in these industries. Accordingly, our management monitors this calculation as a method of judging our performance against our peers and market expectations and our creditworthiness. Also, analysts, financial commentators and persons active in the cinema exhibition and real estate industries typically value enterprises engaged in these businesses at various multiples of EBITDA. Accordingly, we find EBITDA valuable as an indicator of the underlying value of our businesses. We expect that investors may use EBITDA to judge our ability to generate cash, as a basis of comparison to other companies engaged in the cinema exhibition and real estate businesses and as a basis to value our company against such other companies.

EBITDA is not a measurement of financial performance under accounting principles generally accepted in the United States of America and should not be considered in isolation or construed as a substitute for net income or other operations data or cash flow data prepared in accordance with accounting principles generally accepted in the United States for purposes of analyzing our profitability. The exclusion of various components such as interest, taxes, depreciation and amortization necessarily limit the usefulness of these measures when assessing our financial performance as not all funds depicted by EBITDA are available for management's discretionary use. For example, a substantial portion of such funds are subject to contractual restrictions and functional requirements to service debt, to fund necessary capital expenditures and to meet other commitments from time to time as described in more detail in this Annual Report on Form 10-K.

EBIT and EBITDA also fail to take into account the cost of interest and taxes. Interest is clearly a real cost that for us is paid periodically as accrued. Taxes may or may not be a current cash item but are nevertheless real costs which, in most situations, must eventually be paid. A company that realizes taxable earnings in high tax jurisdictions may, ultimately, be less valuable than a company that realizes the same amount of taxable earnings in a low tax jurisdiction. EBITDA fails to take into account the cost of depreciation and amortization and the fact that assets will eventually wear out and have to be replaced.

EBITDA, as calculated by us, may not be comparable to similarly titled measures reported by other companies.

Our Business

We are an internationally diversified company principally focused on the development, ownership, and operation of entertainment and real property assets in the United States, Australia, and New Zealand.

Currently, we operate in two business segments:

- Cinema Exhibition, through our 57 multiplex theaters, and
- Real Estate, including real estate development and the rental of retail, commercial and live theater assets.

We believe that these two business segments can complement one another, as the comparatively consistent cash flows generated by our cinema operations can be used to fund the front-end cash demands of our real estate development business.

We conduct our cinema operations on four basic and rather simple premises:

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- first, notwithstanding the enormous advances that have been made in home entertainment technology, humans are essentially social beings, and will continue to want to go beyond the home for their entertainment, provided that they are offered clean, comfortable and convenient facilities, with state of the art technology;

- second, cinemas can be used as anchors for larger retail developments and our involvement in the cinema business can give us an advantage over other real estate developers or redevelopers who must identify and negotiate exclusively with third party anchor tenants;

- third, pure cinema operators can get themselves into financial difficulty as demands upon them to produce cinema based earnings growth tempt them into reinvesting their cash flow into increasingly marginal cinema sites. While we believe that there will continue to be attractive cinema acquisition opportunities in the future, and believe that we have taken advantage of one such opportunity through our purchase of Consolidated Cinemas, we do not feel pressure to build or acquire cinemas for the sake of simply adding units. We intend to focus our cash flow on our real estate development and operating activities, to the extent that attractive cinema opportunities are not available to us; and

- fourth, we are always open to the idea of converting an entertainment property to another use, if there is a higher and better use for the property, or to sell individual assets, if we are presented with an attractive opportunity.

Our real estate activities have historically consisted principally of:

- the ownership of fee or long-term leasehold interests in properties used in our cinema exhibition activities or which were acquired for the development of cinemas or cinema based real estate development projects;

- the acquisition of fee interests for general real estate development;

- the leasing to shows of our live theaters; and

- the redevelopment of existing cinema sites to their highest and best use.

We manage our worldwide cinema exhibition businesses under various different brands:

- in the US, under the Reading, Angelika Film Center, Consolidated Amusements, and City Cinemas brands;
- in Australia, under the Reading brand; and
- in New Zealand, under the Reading and Rialto brands.

Titan XC
Extreme Cinema

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STARTING JUNE 18TH
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TITAN XC
Premiere Screening



Equity Snapshot

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- 21.4 mil shares Class A Nonvoting Common,
- 1.5 mil shares Class B Voting Common

NASDAQ Listed:	This Year RDI		Prior Year RDI	
Price (Class A and B) (11/02/2011) vs (11/02/2010):	$ 4.18	$ 6.09	$ 4.96	$ 7.77
Market Cap (Class A and B) (11/02/2011) vs (11/02/2010):	$96.0 mil		$117.3 mil	
Shares Outstanding (11/08/2011) vs (11/12/2010):	22.9 mil		22.8 mil	
Float (ytd to 12/31/2010 & 2009):	18.1 mil		17.2 mil	
Revenues (ytd to 12/31/2010 & 2009):	$229.8 mil		$216.7 mil	
Net income (loss) (ytd to 12/31/2010 & 2009):	$(12.7) mil		$6.1 mil	
EBITDA (ytd to 12/31/2010 & 2009):	$29.8 mil		$37.8 mil	

Source: Yahoo Finance, Company 10K Dec 31, 2010, & 10Q for Sep 30, 2010 & 2011
2009 results have been adjusted to reflect the transfer of Lake Taupo from operating to Held for Sale

Business and Geographic Mix

Revenue by Business



Real Estate
8%
Cinema
Exhibit'n
92%

Total: $229.8 Million

Revenue by Region



New
Zealand
11%
Australia
41%
USA
48%

Total: $229.8 Million

YTD to 12/31/10)

Business and Geographic Mix

Assets by Business



Corp.
6%
Real Estate
43%
Cinema
Exhibit'n
51%

Total: $430.3 Million

Assets by Region



New
Zealand
16%
USA
29%
Australia
55%

Total: $430.3 Million

(As of 12/31/10)

Cinema Exhibition Business

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Country		Wholly Owned	Con	Un	Man	Total
Australia	- Cinemas	18	2	1	0	**21**
	Screens	138	11	16	0	**165**
New Zealand –	Cinemas	8	0	2	0	**10**
	Screens	44	0	13	0	**57**
United States –	Cinemas	23	1	0	2	**26**
	Screens	234	6	0	9	**249**
Total	**- Cinemas**	**49**	**3**	**3**	**2**	**57**
	Screens	**416**	**17**	**29**	**9**	**471**

Angelika Film Center USA
ANGELIKA FILM CENTER

CITY CINEMAS

CONSOLIDATED THEATRES

Reading Cinemas AUS
READING CINEMAS

Reading Cinemas NZ
READING CINEMAS

Rialto Cinemas NZ
RIALTO CINEMAS

Cinema Exhibition Valuation
(11/02/2011)

Ticker	Name	# of Screen	Market Cap (mil)	Price/ Book (mrq)	EV/Rev (ttm)	EV/EBITDA (ttm)	EBITDA (ttm)
RDI	Reading International	474	$ 96	0.7	1.4	8.9	$ 37.0
RGC	Regal Entertainment	6,605	$2,110	N/A	1.5	8.8	$464.0
MCS	Marcus Corporation	684	$347	1.0	1.3	7.3	$67.4
CKEC	Carmike Cinemas	2,215	$85	N/A	0.8	6.1	$64.0
CNK	Cinemark Holdings	4,983	$2,320	2.2	1.6	7.8	$447.3
	Average	3,622	$1,216	1.6	1.3	7.5	$260.7
IMAX	IMAX	560	$1,250	6.6	5.1	39.1	$30.9

Source: Yahoo Finance, Company 10Q Sep 30, 2011 & 10K Dec 31, 2010

Real Estate Valuation

(as of 11/02/2011)

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Ticker	Name	Market Cap (mil)	Price/ Book (mrq)	EV/Rev (ttm)	EV/EBITDA (ttm)	EBITDA (ttm)
RDI	Reading International	$ 96	0.7	1.4	8.9	$ 37.0
AKR	Acadia Realty Trust	$ 831	2.3	9.0	16.5	92.2
ADC	Agree Realty Corp.	$ 231	1.4	7.9	10.9	27.8
AEC	Associated Estates Realty	$ 716	2.2	7.6	18.4	75.3
BXG	Bluegreen Corp.	$ 70	0.3	2.0	8.3	90.7
EPR	Entertainment Properties Trust	$ 2,100	1.3	9.6	11.7	265.5
LTC	LTC Properties Inc.	$ 853	1.9	14.4	16.5	69.1
MNR	Monmouth Real Estate Investment Corp.	$ 302	1.6	10.8	14.9	34.7
RPT	Ramco-Gershenson Properties Trust	$ 366	0.9	6.3	11.1	75.8
O	Realty Income Corp.	$ 4,420	2.2	16.5	18.1	364.1
UBA	Urstadt Biddle Properties	$ 486	2.0	7.5	12.5	54.0
	Average	$ 1,037	1.6	9.1	13.9	114.9

Source: Yahoo Finance, Company 10Q Sep 30, 2011 & 10K Dec 31, 2010

World Wide Asset Base

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New Zealand



Australia



United States



New Zealand Asset Base

New Zealand Freehold

- ✓ Courtney Central ETRC
- ✓ Invercargill
- ✓ Lake Taupo - Sails Motor Lodge
- ✓ Manukau
- ✓ Napier
- ✓ Rotorua

New Zealand Leasehold

- ✓ Hastings
- ✓ Palms (Christchurch)
- ✓ Porirua
- ✓ Queenstown












READING
CINEMAS

New Zealand Freehold

US $ values @ 12/31/2010

Real Estate Development Properties

Property[1]	Square Footage/ Acreage	Gross Book Value (in U.S. Dollars)
Courtenay Central, Wellington, New Zealand	0.9 acre	$ 3,326,000
Lake Taupo, Taupo, New Zealand	0.5 acre	1,974,000
Manukau, Auckland, New Zealand	64.0 acres zoned agricultural 6.4 acres zoned industrial	13,895,000

Income Producing Real Estate Holdings

Property[1]	Square Feet of Improvements (rental/entertainment)	Gross Book Value (in U.S. Dollars)	Percentage Leased
Courtenay Central, New Zealand	38,000 / 68,000 Plus a 335,000 square foot parking structure	$ 24,396,000	80%
Invercargill Cinema, New Zealand	10,000 / 24,000	3,521,000	69%
Lake Taupo Motel, New Zealand	9,000 / 0	4,305,000	Short-term rentals
Napier Cinema, New Zealand	13,000 / 17,000	3,106,000	100%
Rotorua Cinema, New Zealand	0 / 19,000	2,831,000	N/A

Source: 10K this slides should be reviewed in conjunction with the note associated in Income Producing Real Estate Holdings; and Real Estate Development Properties section.

Courtney Central ETRC


READING CINEMAS









- ✓ Theatres - 10
- ✓ 3D Screens - 4
- ✓ Titan XC - 1

Courtney Central ETRC











Courtney Central ETRC

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PARKING
CASUAL
PERMANENT
READING CINEMAS

Lake Taupo - Sails Motor Lodge

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SAILS
MOTOR LODGE

Manukau


South Western Motorway


Kirkpatrick
Cooney
Landplan
McAlister

NZ Cinemas
Non Financial Statistics Summary

Theater Name	# of Auditorium	Stadium Auditorium	Titan XC	Digital 3D
Courtenay	10	10	1	4
Hastings	4	-	-	-
Invercargill	5	5	-	-
Napier	4	4	-	-
Palms (Christchurch)	8	8	-	2
Porirua	5	5	-	1
Rotorua	5	5	-	-
Queenstown	3	3	-	-
Total NZ Owned Cinemas	**44**	**40**	**1**	**7**

Palms (Christchurch) Before the Earthquake

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READING
CINEMA




TICKETS




TICKETS

- ✓ Theatres - 8
- ✓ 3D Screens - 2

Palms (Christchurch)
After the Earthquake

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PEPSI
POPCORN
KAPITI

Queenstown


READING
CINEMAS
CHAMPIONS


ALL BLACKS
READING
CINEMAS



✓ Theatres - 3

Australia Asset Base

Australia Freehold

- ✓ Auburn ETRC
- ✓ Belmont ETRC
- ✓ Bundaberg
- ✓ Burwood
- ✓ Indooroopilly
- ✓ Maitland
- ✓ Melbourne Office
- ✓ Moonee Ponds
- ✓ Newmarket
- ✓ Taringa
- ✓ Waurn Ponds - Ground se



READING

Australia Leasehold

- ✓ Charlestown
- ✓ Chirnside Park
- ✓ Dandenong
- ✓ Dubbo
- ✓ Elizabeth
- ✓ Epping
- ✓ Harbourtown
- ✓ Mandurah
- ✓ Melton
- ✓ Redbank
- ✓ Rhodes
- ✓ Rouse Hill
- ✓ Sunbury
- ✓ Townsville
- ✓ Westlakes

- ✓ Mt. Gravatt (1/3 Ownership)







Australia Freehold

US $ values @ 12/31/2010

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Real Estate Development Properties

Property	Square Footage/ Acreage	Gross Book Value (in U.S. Dollars)
Auburn, Sydney, Australia	2.1 acres	$ 2,052,000
Burwood, Victoria, Australia	50.6 acres	52,755,000
Moonee Ponds, Victoria, Australia	3.3 acres	14,020,000
Newmarket, Queensland, Australia	18,000 sq. ft.	2,762,000
Taringa, Queensland, Australia	1.1 acres	4,880,000

Income Producing Real Estate Holdings

Property	Square Feet of Improvements (rental/entertainment)	Gross Book Value (in U.S. Dollars)	Percentage Leased
Auburn, Australia	57,000 / 57,000 Plus an 871-space subterranean parking structure	$ 36,500,000	100%
Belmont, Australia	19,000 / 49,000	15,323,000	63%
Indooroopilly, Australia	28,000 / 0	13,350,000	100%
Maitland Cinema, Australia	0 / 22,000	2,408,000	N/A
Newmarket, Australia	105,000 / 0	43,808,000	100%

Long-Term Leasehold Real Estate Holdings

Property	Square Footage (rental/entertainment)	Gross Book Value (in U.S. Dollars)	Percentage Leased
Waurn Ponds, Australia	6,000 / 52,000	$ 3,426,000	100%

Source: 10K this slides should be reviewed in conjunction with the note associated in Income Producing Real Estate Holdings; Long Term Leasehold Real Estate Holdings and Real Estate Development Properties section.

Auburn ETRC


READING
CINEMAS


KATHMANDU


READING
CINEMAS

- ✓ Theatres - 10
- ✓ 3D Screens - 1

Belmont


READING
CINEMAS
GET SESSION TIMES AND
SPECIAL OFFERS
EMAILED EVERY WEEK
JOIN BOXOFFICEMAIL AT
WWW.READINGCINEMAS.COM.AU

- ✓ Theatres - 10
- ✓ Titan XC - 1
- ✓ 3D Screens - 3

Burwood

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Indooroopilly


West Regional Business Centre



Newmarket

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Waurn Ponds



READING



READING
CINEMAS
La Porchetta

- ✓ Theatres - 8
- ✓ 3D Screens - 2

AU Cinemas
Non Financial Statistics Summary

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Theater Name	# of Auditorium	Stadium Auditorium	Titan XC	Digital 3D
Auburn	10	10	-	1
Belmont	10	10	1	3
Bundaberg	4	4	-	1
Charlestown	8	8	1	3
Chirnside Park	8	8	-	1
Dandenong	6	6	-	1
Dubbo	5	5	-	-
Elizabeth	8	8	-	1
Epping	10	10	-	1
Harbourtown	14	14	-	2
Maitland	4	4	-	1
Mandurah	6	6	-	1
Melton	5	5	-	1
Redbank	8	8	-	1
Rhodes	8	8	-	1
Rouse Hill	9	9	-	2
Sunbury	5	5	-	1
Townsville	6	6	-	2
Waurn Ponds	8	8	-	2
West Lakes	7	7	-	1
Total AU Owned Cinemas	**149**	**149**	**2**	**27**

Chirnside

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READING



- ✓ Theatres - 8
- ✓ 3D Screens - 1

Epping

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- ✓ Theatres - 10
- ✓ 3D Screens - 1

Harbourtown


READING CINEMAS


READING CINEMAS







- ✓ Theatres – 14
- ✓ 3D Screens - 2

Westlakes

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READING
CINEMAS

- ✓ Theatres – 7
- ✓ 3D Screens - 1

United States Asset Base

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INTERNATIONAL

USA Freehold

- ✓ Cinema 123
- ✓ Doheney Condo
- ✓ Minetta Lane
- ✓ Orpheum
- ✓ Old Railroad Properties
- ✓ Royal George Theatre
- ✓ Union Square















USA Leashold

Mainland

- ✓ AFC Dallas
- ✓ AFC NY
- ✓ Beekman
- ✓ Cal Oaks
- ✓ Carmel Mtn.
- ✓ Gaslamp
- ✓ Grossmont
- ✓ Manville
- ✓ Paris
- ✓ Rohnert Park
- ✓ Tower
- ✓ Town Square
- ✓ Valley Plaza
- ✓ Village East

Hawaii

- ✓ Kaahumanu
- ✓ Kahala
- ✓ Kapolei
- ✓ Koko Marina
- ✓ Ko'olau
- ✓ Kukui Mall
- ✓ Mililani
- ✓ Pearlridge
- ✓ Ward

Managed Cinemas

- ✓ AFC Plano
- ✓ East 86th Street

United States Freehold

US $ values @ 12/31/2010

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Income Producing Real Estate Holdings

Property	Square Feet of Improvements (rental/entertainment)	Gross Book Value (in U.S. Dollars)	Percentage Leased
Cinemas 1, 2 & 3, USA	0 / 21,000	$ 23,570,000	N/A
Minetta Lane Theatre, USA	0 / 9,000	8,318,000	N/A
Orpheum Theatre, USA	0 / 5,000	3,401,000	N/A
Royal George, USA	34,000 / 23,000 Plus 21,000 square feet of parking	3,441,000	93%
Union Square Theatre, USA	21,000 / 17,000	9,159,000	100%

Long-Term Leasehold Real Estate Holdings

Property	Square Footage (rental/entertainment)	Gross Book Value (in U.S. Dollars)	Percentage Leased
Manville, USA	0 / 53,000	$ 2,210,000	N/A
Tower, USA	0 / 16,000	797,000	N/A
Village East, USA	4,000 / 38,000	11,825,000	100%

Source: 10K this slides should be reviewed in conjunction with the note associated in Income Producing Real Estate Holdings; and Long Term Leasehold Real Estate Holdings section.

Cinemas 123


CINEMA 1,2 & 3
CAPTURING THE FRIEDMANS
SPELLBOUND
WHALE RIDER







✓ Theatres - 3

Royal George






ROYAL GEORGE THEATRE

Union Square









US Cinemas
Non Financial Statistics Summary

Theater Name	# of Auditorium	Stadium Auditorium	Titan XC	Digital 3D
AFC - Dallas	8	8	-	-
AFC - New York	6	-	-	-
Beekman	2	-	-	-
Cal Oaks	17	17	-	-
Carmel Mountain	12	-	-	-
Cinemas 1, 2 3	3	2	-	-
Gaslamp	15	15	-	1
Grossmont	10	10	-	2
Kaahumanu	6	-	-	1
Kahala	8	-	-	-
Kapolei	16	-	-	1
Koko Marina	8	8	-	-
Ko Olau	10	10	-	-
Kukui Mall	4	-	-	-
Manville	12	12	-	2
Mililani Town Center	14	14	-	2
Paris	1	-	-	-
Pearlridge West	16	4	-	1
Rohnert Park	16	16	-	2
Tower	3	1	-	-
Town Square	14	14	-	2
Valley Plaza	16	16	-	2
Village East	7	2	-	2
Ward	16	16	1	4
Total US Owned Cinemas	**240**	**165**	**1**	**22**
AFC - Plano	5	5	-	-
86th Street East	4	-	-	2
Total Managed Cinemas	**9**	**5**	**-**	**2**
Total US Owned & Managed Cinemas	**249**	**170**	**1**	**24**

US Arts Circuit vs. First Run Split

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Theatre Name	US Art	US First Run	Total US
AFC - Dallas	8		8
AFC - New York	6		6
Beekman	2		2
Cal Oaks		17	17
Carmel Mountain		12	12
Cinemas 1, 2 3		3	3
Gaslamp		15	15
Grossmont		10	10
Kaahumanu		6	6
Kahala	8		8
Kapolei		16	16
Koko Marina		8	8
Ko Olau		10	10
Kukui Mall		4	4
Manville		12	12
Mililani Town Center		14	14
Paris	1		1
Pearlridge West		16	16
Rohnert Park		16	16
Tower	3		3
Town Square		14	14
Valley Plaza		16	16
Village East		7	7
Ward		16	16
AFC - Plano	5		5
86th Street East	4		4
Total	**37**	**212**	**249**

AFC Dallas

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ANGELIKA






angelikafilmcenter.com





✓ Theatres - 8

AFC New York

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✓ Theatres - 6

AFC Plano

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ANGELIKA FILM CENTER & CAFE

✓ Theatres - 5

Beekman


NICOLE KIDMAN
SEAN PENN
THE INTERPRETER


NICOLE KIDMAN
SEAN PENN
THE INTERPRETER

✓Theatres - 2

Cal Oaks


The Movie Experience




Help



✓ Theatres - 17

Gaslamp

READING
INTERNATIONAL









- ✓ Theatres - 15
- ✓ 3D Screens - 1

Manville




Reading Lines


READING
CINEMAS



- ✓ Theatres – 12
- ✓ 3D Screens - 2

Mililani

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MILILANI 14





- ✓ Theatres – 14
- ✓ 3D Screens - 2

Paris


Paris
AUDREY TAUTOU
COCO BEFORE CHANEL
A FILM BY ANNE FONTAINE


Paris
Catherine Deneuve
POTICHE
(Trophy Wife)
Paris
Catherine Deneuve POTICHE

✓ Theatres - 1

Rohnert Park


16
READING
CINEMAS







- ✓ Theatres - 16
- ✓ 3D Screens - 2

Village East

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MATRIX RELOADED
VILLAGE
EAST
ATM





- ✓ Theatres - 7
- ✓ 3D Screens - 2

Ward

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WARD 16 THEATRES







- ✓ Theatres - 16
- ✓ Titan XC - 1
- ✓ 3D Screens - 4

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2010 Financial Results

Twelve Month 2010 Highlights

- our revenue for the 2010 year was $229.8 million compared to $216.7 million in the 2009 year, an increase of $13.1 million or 6.1%, driven by a $13.4 million increase in Australia and a $2.6 million increase in New Zealand;

- on April 30, 2010, we refinanced the loan secured by our Union Square property with another lender. The new loan for $7.5 million has a five-year term with a fixed interest rate of 5.92% per annum and an amortization payment schedule of 20 years with a balloon payment of approximately $6.4 million at the end of the loan term.

- on July 31, 2010, Bank of America extended a $3.0 million line of credit ("LOC") to RDI. The agreement is for one year and is potentially renewable at that date. The LOC carries an interest rate equal to BBA LIBOR floating plus 350 basis points margin. At December 31, 2010, we had not drawn down any of this facility.

Twelve Month 2010 Highlights

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- during July 2010, our wholly owned subsidiary, Craig Corporation, and the IRS agreed to file with the Tax Court a settlement of the IRS's claim against Craig Corporation with respect to its 1997 tax year, where the IRS conceded 70% of its proposed adjustment to income resulting in a $12.1 million adjustment to taxes payable;

- on September 27, 2010 we gave notice to Nationwide Theaters Corp. that in accordance with the principal reduction provisions of the Seller's note associated with our 2008 Consolidated Cinemas acquisition, we were entitled to a $12.5 million reduction in the principal amount owed; and

- on December 1, 2010, GE Capital amended and restated our GE Capital Term Loan agreement, lending to us an additional $8.0 million and extending the loan expiration date to December 1, 2015.

Twelve Month 2010 Highlights

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- in 2010, we were advised by our principal lender in Australia that it was curtailing lending activities in that country, and would not be renewing our $111.3 million (AUS$110.0 million) credit facility. On March 9, 2011, we received credit approval from National Australia Bank for a $106.3 million (AUS$105.0 million) facility that will replace our expiring Australia Corporate Credit Facility which will allow us to fully repay our $101.7 million (AUS$100.5 million) of outstanding debt.

Summary Financial Data

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Income Statement	Year Ended December 31,	
($ in thousands)	2010	2009
Revenues	$ 229,817	$ 216,685
Operating expenses	216,688	202,821
Operating income	13,129	13,864
Net income from continuing operations	848	7,991
Net income (loss) applicable to common	(12,650)	6,094
Earnings (loss) Per Share from continuing ops - fully diluted	(0.56)	0.27
Earnings (loss) Per Share - fully diluted	(0.56)	0.27
EBITDA	29,782	37,786

Source: Company 10K December 31, 2010
Note: For reconciliation to closest GAAP equivalent please refer to reconciliation slide
2009 results have been adjusted to reflect the transfer of Lake Taupo from operating to Held for Sale

Detailed Financial Data

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Statements of Operations ($ in thousands)	Twelve Months Ended December 31, 2010	2009
Revenue	$229,817	$216,685
Operating expense		
Cinema/real estate	180,774	167,820
Depreciation and amortization	15,891	15,135
Loss on transfer of real estate from held for sale to continuing operations	-	549
Impairment expense	2,239	3,217
Contractual commitment loss	-	1,092
General and administrative	17,784	17,559
Other operating income	-	(2,551)
Operating income	13,129	13,864
Interest expense, net	(12,286)	(14,572)
Other income (loss)	1,350	(1,898)
Gain on retirement of subordinated debt	-	10,714
Gain on sale of investments in unconsolidated entities	-	268
Income from discontinued operations	5	58
Income tax expense	(14,232)	(1,952)
Net income attributable to noncontrolling interest	(616)	(388)
Net income (loss)	$ (12,650)	$ 6,094
Basic and diluted earnings (loss) per share	$ (0.56)	$ 0.27
EBITDA	$ 29,782	$ 37,786
EBITDA change	$ (8,004)	

Source: Company 10K December 31, 2010
2009 results have been adjusted to reflect the transfer of Lake Taupo from operating to Held for Sale

Reconciliation of EBITDA to Net Income

($ in thousands)	Twelve Months Ended December 31, 2010		Twelve Months Ended December 31, 2009	
EBITDA	$	29,782	$	37,786
Interest expense, net		(12,286)		(14,572)
Income tax provision		(14,232)		(1,952)
Depreciation & amortization		(15,891)		(15,135)
Discontinued operations		(23)		(33)
Net income (loss)	$	(12,650)	$	6,094

Source: Company 10K December 31, 2010
2009 results have been adjusted to reflect the transfer of Lake Taupo from operating to Held for Sale

Summary Balance Sheet

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($ in thousands)	12/31/2010	12/31/2009
Cash and Cash Equivalents	$ 34,568	$ 24,612
Receivables	5,470	9,458
Other Current Assets	64,879	7,379
Total Current Assets	104,917	41,449
Property Held for and Under Development	35,702	78,676
Property & Equipment	220,250	200,749
Investment in Unconsolidated Entities	10,415	9,732
Other Assets	59,065	75,811
Total Assets	**$ 430,349**	**$ 406,417**
Total Current Liabilities	$ 162,551	$ 57,678
LT Notes Payable	92,784	177,166
Subordinate Debt	27,913	27,913
Other LT Liabilities	34,462	33,397
Total Stockholder's Equity	112,639	110,263
Total Liabilities & Stockholder's Equity	**$ 430,349**	**$ 406,417**

Third Quarter 2011
Financial Results

Third Quarter 2011 Highlights

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- our revenue for the 2011 Quarter was $66.7 million, compared to $60.6 million in the 2010 Quarter, an increase of 10.1%, driven primarily by a $6.3 million increase in Australia;

- our revenue for the 2011 Nine Months was $187.9 million compared to $175.6 million in the 2010 Nine Months, an increase of 7.0%, driven primarily by a $16.1 million increase in Australia;

- our EBITDA for the 2011 Quarter was $11.6 million compared to $9.6 million in the 2010 Quarter, an increase of 20.7%;

- our EBITDA for the 2011 Nine Months was $31.1 million compared to $24.0 million in the 2010 Nine Months, an increase of 29.9%;

Third Quarter 2011 Highlights

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- on June 24, 2011, we replaced our Australian Corporate Credit Facility of $115.8 million (AUS$110.0 million) with BOS International ("BOSI") with a new credit facility from National Australia Bank ("NAB") of $110.5 million (AUS$105.0 million). NAB provided us term debt of $94.7 million (AUS$90.0 million) and $10.5 million (AUS$10.0 million) in revolver. Using the term debt and $9.5 million (AUS$9.0 million) of revolver, combined with our cash of $1.6 million (AUS$1.5 million), we paid off our $105.8 million (AUS$100.5 million) of outstanding BOSI debt. On August 2, 2011, we paid down our NAB revolver by $9.9 million (AUS$9.0 million) resulting in a zero balance on that date;

- on August 25, 2011, we purchased a 17-screen multiplex in Murrieta, California for $4.3 million;

- During the year, we relocated substantial portions of our accounting and administrative operations to available space in our Courtenay Central property in Wellington, New Zealand..

Summary Financial Data

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Income Statement	Nine Months Ended Sep 30,	
($ in thousands)	2011	2010
Revenues	$ 187,909	$ 175,609
Operating expenses	171,604	163,377
Operating income	16,305	12,232
Net income (loss) applicable to common	14,990	(12,120)
Earnings (loss) Per Share from continuing ops - fully diluted	0.58	(0.53)
Earnings (loss) Per Share - fully diluted	0.65	(0.53)
EBITDA	31,147	23,971

Source: Company 10Q Sep 30, 2011

Note: For reconciliation to closest GAAP equivalent please refer to reconciliation slide

Detailed Financial Data

Statements of Operations ($ in thousands)	Nine Months Ended Sep 30, 2011	Nine Months Ended Sep 30, 2010
Revenue	$ 187,909	$ 175,609
Operating expense		
Cinema/real estate	145,723	136,492
Depreciation and amortization	12,718	11,626
Impairment expenses	-	2,239
General and administrative	13,163	13,020
Operating income	16,305	12,232
Interest expense, net	(16,616)	(10,779)
Other income	1,166	220
Net gain (loss) on sale of assets	(66)	350
Income tax benefit (expense)	13,177	(13,669)
Income from discontinued operations, net of tax	1,691	31
Net income attributable to noncontrolling interest	(667)	(505)
Net income (loss)	$ 14,990	$ (12,120)
Basic and diluted earnings (loss) per share	$ 0.65	$ (0.53)
EBITDA	$ 31,147	$ 23,971
EBITDA change	$ 7,176	

Source: Company 10Q Sep 30, 2011

Reconciliation of EBITDA to Net Income

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($ in thousands)	Nine Months Ended Sep 30, 2011	2010
EBITDA	$ 31,147	$ 23,971
Interest expense, net	(16,616)	(10,779)
Income tax provision	13,177	(13,669)
Depreciation & amortization	(12,718)	(11,626)
Discontinued operations	-	17
Net income	$ 14,990	$ (12,120)

Source: Company 10Q Sep 30, 2011

Summary Balance Sheet

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($ in thousands)	09/30/2011	12/31/2010
Cash and Cash Equivalents	$ 26,757	$ 34,568
Receivables	4,664	5,470
Other Current Assets	14,582	64,879
Total Current Assets	46,003	104,917
Property Held for and Under Development	85,791	35,702
Property & Equipment	212,985	220,250
Investment in Unconsolidated Entities	10,642	10,415
Other Assets	63,062	59,065
Total Assets	**$ 418,483**	**$ 430,349**
Total Current Liabilities	$ 101,613	$ 162,551
LT Notes Payable	129,737	92,784
Subordinate Debt	27,913	27,913
Other LT Liabilities	38,324	34,462
Total Stockholder's Equity	120,896	112,639
Total Liabilities & Stockholder's Equity	**$ 418,483**	**$ 430,349**

Source: Company 10Q Sep 30, 2011

2001 to 2010 Yearly Financial Trend

In US$

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Revenue & Adj EBITDA (000's)
Assets & Debt (000's)
$250,000
$200,000
$150,000
$100,000
$50,000
$-
$(50,000)
$500,000
$400,000
$300,000
$200,000
$100,000
$-
$(100,000)

	2001 Proforma	2002	2003	2004	2005	2006	2007	2008	2009	2010
Assets	$170,595	$182,772	$222,866	$230,227	$253,057	$289,231	$346,071	$370,076	$406,417	$430,349
Debt	$42,382	$50,240	$71,145	$83,252	$109,320	$130,212	$175,648	$237,615	$226,155	$227,983
Revenue	$70,291	$86,487	$93,739	$102,982	$103,547	$106,124	$119,235	$197,054	$216,685	$229,817
Adj EBITDA	$(3,707)	$3,532	$6,909	$9,399	$6,022	$17,046	$18,919	$19,777	$31,436	$32,299

Thank You